Exhibit 10.70

AMENDMENT NO. 1 TO

EMPLOYMENT AGREEMENT

The following Amendment No. 1 dated as of December 18, 2009 (this “Amendment”) to the Employment Agreement dated as of October 27, 2007 (the “Agreement”) sets forth the terms of the agreement between Philip Cross and DreamWorks Animation SKG, Inc. with respect to the matters set forth herein.

In consideration of the mutual covenants, representations, warranties and agreements set forth herein, the parties agree as follows:

1. Section 1 of the Agreement is deleted in its entirety and replaced with the following language:

“1. Term. The term of your employment hereunder commenced on September 7, 2007 (the “Commencement Date”) and shall continue through and including February 28, 2010. This period shall hereinafter be referred to as the ‘Employment Term.’”

2. Except as set forth herein, the Agreement remains unmodified and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date first set forth above.

DREAMWORKS ANIMATION SKG, INC.

By:	/s/ Katherine Kendrick
Title:	General Counsel

/s/ Philip Cross
PHILIP CROSS